FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
2015 Fourth Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Executive Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.amstock.com

NOTE 1: In addition to net income, we have consistently used operating income, a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	December 31, 2015	December 31, 2014
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2015 - $6,379,919; 2014 - $6,111,433)	$6,637,776	$6,700,698
Equity securities - available for sale, at fair value (cost: 2015 - $116,336; 2014 - $107,410)	121,667	112,623
Mortgage loans	744,303	629,296
Real estate	1,955	3,622
Policy loans	185,784	182,502
Short-term investments	28,251	48,585
Other investments	3,017	3,644
Total investments	7,722,753	7,680,970

Cash and cash equivalents	29,490	76,632
Securities and indebtedness of related parties	134,570	129,872
Accrued investment income	78,274	76,445
Amounts receivable from affiliates	2,834	2,666
Reinsurance recoverable	103,898	101,247
Deferred acquisition costs	335,783	220,760
Value of insurance in force acquired	20,913	22,497
Current income taxes recoverable	2,421	—
Other assets	75,811	70,286
Assets held in separate accounts	625,257	683,033

Total assets	$9,132,004	$9,064,408

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	December 31, 2015	December 31, 2014
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$4,764,159	$4,543,980
Traditional life insurance and accident and health products	1,637,322	1,581,138
Other policy claims and benefits	44,157	34,895
Supplementary contracts without life contingencies	339,929	341,955
Advance premiums and other deposits	254,276	248,679
Amounts payable to affiliates	575	188
Short-term debt payable to non-affiliates	15,000	—
Long-term debt payable to non-affiliates	97,000	97,000
Current income taxes	—	2,764
Deferred income taxes	135,063	205,698
Other liabilities	84,792	72,196
Liabilities related to separate accounts	625,257	683,033
Total liabilities	7,997,530	7,811,526

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,796,763 in 2015 and 24,703,903 shares in 2014	149,248	144,625
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2015 and 2014	72	72
Accumulated other comprehensive income	114,532	258,410
Retained earnings	867,574	846,737
Total FBL Financial Group, Inc. stockholders' equity	1,134,426	1,252,844
Noncontrolling interest	48	38
Total stockholders' equity	1,134,474	1,252,882
Total liabilities and stockholders' equity	$9,132,004	$9,064,408

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2015	2014	2015	2014
Revenues:
Interest sensitive product charges	$28,334	$27,685	$114,584	$109,770
Traditional life insurance premiums	48,198	45,344	190,956	183,300
Net investment income	99,005	98,492	391,149	382,082
Net realized capital gains on sales of investments	3,553	221	11,062	3,760

Total other-than-temporary impairment losses	—	(549)	(719)	(822)
Non-credit portion in other comprehensive income	—	—	146	—
Net impairment losses recognized in earnings	—	(549)	(573)	(822)
Other income	3,534	3,954	15,631	14,849
Total revenues	182,624	175,147	722,809	692,939

Benefits and expenses:
Interest sensitive product benefits	54,322	53,395	217,443	211,540
Traditional life insurance benefits	44,178	41,013	176,145	162,876
Policyholder dividends	3,026	2,926	11,828	12,012
Underwriting, acquisition and insurance expenses	36,133	34,711	143,668	138,258
Interest expense	1,213	1,212	4,850	4,707
Other expenses	4,082	4,446	17,507	16,445
Total benefits and expenses	142,954	137,703	571,441	545,838
	39,670	37,444	151,368	147,101
Income taxes	(11,361)	(12,233)	(47,418)	(47,335)
Equity income, net of related income taxes	2,591	2,932	9,523	10,103
Net income	30,900	28,143	113,473	109,869
Net loss attributable to noncontrolling interest	5	5	54	72
Net income attributable to FBL Financial Group, Inc.	$30,905	$28,148	$113,527	$109,941

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$(24,123)	$52,197	$(30,351)	$249,284

Earnings per common share	$1.24	$1.13	$4.55	$4.42
Earnings per common share - assuming dilution	$1.23	$1.13	$4.53	$4.39

Cash dividends per common share	$0.40	$0.35	$1.60	$1.40
Special cash dividend per common share	$—	$—	$2.00	$—

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Operating revenues:
Interest sensitive product charges	$27,686	$28,121	$28,270	$29,861	$28,339
Traditional life insurance premiums	45,344	47,148	48,891	46,719	48,198
Net investment income	98,344	98,935	98,218	98,253	98,434
Other income	3,954	4,270	4,284	3,543	3,534
Total operating revenues	175,328	178,474	179,663	178,376	178,505

Benefits and expenses:
Interest sensitive product benefits	53,193	55,825	53,573	55,516	55,105
Traditional life insurance benefits	41,013	45,709	44,653	41,604	44,178
Policyholder dividends	2,926	2,961	2,956	2,885	3,026
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,790	6,137	5,348	5,243	5,532
Amortization of deferred acquisition costs	9,746	8,458	8,609	9,504	8,767
Amortization of value of insurance in force acquired	1,786	581	594	667	585
Other underwriting expenses	18,465	20,532	21,012	21,108	21,100
Total underwriting, acquisition and insurance expenses	34,787	35,708	35,563	36,522	35,984
Interest expense	1,212	1,212	1,212	1,213	1,213
Other expenses	4,446	4,530	4,618	4,277	4,082
Total benefits and expenses	137,577	145,945	142,575	142,017	143,588
	37,751	32,529	37,088	36,359	34,917
Income taxes	(12,341)	(10,504)	(11,694)	(11,855)	(11,529)
Net loss attributable to noncontrolling interest	5	21	9	19	5
Equity income, net of related income taxes	2,932	1,769	2,402	2,761	2,591
Operating income	28,347	23,815	27,805	27,284	25,984

Realized gains/losses on investments, net of offsets	(220)	(247)	4,975	(307)	4,077
Change in net unrealized gains/losses on derivatives, net of offsets	21	23	(408)	(318)	844
Net income attributable to FBL Financial Group, Inc.	$28,148	$23,591	$32,372	$26,659	$30,905

Operating income per common share - assuming dilution	$1.13	$0.95	$1.11	$1.09	$1.04
Earnings per common share - assuming dilution	$1.13	$0.94	$1.29	$1.06	$1.23

Weighted average common shares outstanding (in thousands):
Basic	24,830	24,899	24,951	24,923	24,921
Effect of dilutive securities	132	110	88	80	75
Diluted	24,962	25,009	25,039	25,003	24,996

Operating return on equity, excluding AOCI - last twelve months	11.2%	11.2%	11.3%	10.9%	10.6%
Operating return on equity, including AOCI - last twelve months	9.2%	8.9%	9.0%	8.9%	8.8%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended December 31, 2015	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$714	$16,628	$10,997	$28,339
Traditional life insurance premiums	—	48,198	—	48,198
Net investment income	52,068	38,306	8,060	98,434
Other income	—	(63)	3,597	3,534
Total operating revenues	52,782	103,069	22,654	178,505

Benefits and expenses:
Interest sensitive product benefits	28,251	18,885	7,969	55,105
Traditional life insurance benefits	—	44,178	—	44,178
Policyholder dividends	—	3,026	—	3,026
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	452	4,339	741	5,532
Amortization of deferred policy acquisition costs	2,701	6,202	(136)	8,767
Amortization of value of insurance in force acquired	206	379	—	585
Other underwriting expenses	4,903	14,698	1,499	21,100
Total underwriting, acquisition and insurance expenses	8,262	25,618	2,104	35,984
Interest expense	—	—	1,213	1,213
Other expenses	—	—	4,082	4,082
Total benefits and expenses	36,513	91,707	15,368	143,588
	16,269	11,362	7,286	34,917
Net loss attributable to noncontrolling interest	—	—	5	5
Equity loss, before tax	—	—	(1,296)	(1,296)
Pre-tax operating income	$16,269	$11,362	$5,995	$33,626

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Continued)

Quarter Ended December 31, 2014	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$535	$15,549	$11,602	$27,686
Traditional life insurance premiums	—	45,344	—	45,344
Net investment income	52,797	37,212	8,335	98,344
Other income	—	(85)	4,039	3,954
Total operating revenues	53,332	98,020	23,976	175,328

Benefits and expenses:
Interest sensitive product benefits	26,971	17,221	9,001	53,193
Traditional life insurance benefits	—	41,013	—	41,013
Policyholder dividends	—	2,926	—	2,926
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	463	3,676	651	4,790
Amortization of deferred acquisition costs	2,591	4,708	2,447	9,746
Amortization of value of insurance in force acquired	1,405	381	—	1,786
Other underwriting expenses	3,913	13,170	1,382	18,465
Total underwriting, acquisition and insurance expenses	8,372	21,935	4,480	34,787
Interest expense	—	—	1,212	1,212
Other expenses	—	—	4,446	4,446
Total benefits and expenses	35,343	83,095	19,139	137,577
	17,989	14,925	4,837	37,751
Net loss attributable to noncontrolling interest	—	—	5	5
Equity loss, before tax	—	—	(325)	(325)
Pre-tax operating income	$17,989	$14,925	$4,517	$37,431

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$535	$613	$655	$542	$714
Net investment income	52,797	52,146	52,809	52,873	52,068
Total operating revenues	53,332	52,759	53,464	53,415	52,782

Benefits and expenses:
Interest sensitive product benefits	26,971	27,453	28,162	26,490	28,251
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	463	546	435	441	452
Amortization of deferred acquisition costs	2,591	2,729	2,751	1,477	2,701
Amortization of value of insurance in force acquired	1,405	202	250	288	206
Other underwriting expenses	3,913	4,741	5,035	4,957	4,903
Total underwriting, acquisition and insurance expenses	8,372	8,218	8,471	7,163	8,262
Total benefits and expenses	35,343	35,671	36,633	33,653	36,513
Pre-tax operating income	$17,989	$17,088	$16,831	$19,762	$16,269

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$3,851,301	$3,937,926	$3,990,319	$4,042,178	$4,075,702
Deferred acquisition costs	82,778	83,295	83,156	85,271	85,819
Value of insurance in force acquired	6,044	5,841	5,585	5,299	5,088

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,370,109	$3,437,635	$3,485,448	$3,516,729	$3,550,364
Other insurance reserves	372,244	368,921	373,611	373,950	370,326
Allocated equity, excluding AOCI	276,934	255,039	258,557	260,675	262,686

Other data:
Number of direct contracts	52,938	52,738	52,652	52,999	53,319

Portfolio yield net of assumed defaults	4.94%	4.92%	4.90%	4.87%	4.84%
Credited rate	2.87	2.85	2.80	2.79	2.79
Spread on individual annuities at end of quarter (1)	2.07%	2.07%	2.10%	2.08%	2.05%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$2,584,236	$2,609,792	$2,641,380	$2,667,088	$2,729,891
Deposits	56,322	73,480	67,730	97,494	88,090
Withdrawals, surrenders and death benefits	(38,551)	(47,920)	(45,482)	(38,006)	(37,526)
Net flows	17,771	25,560	22,248	59,488	50,564

Policyholder interest	18,830	18,650	18,799	18,088	19,248
Annuitizations and other	(11,045)	(12,622)	(15,339)	(14,773)	(12,701)
Balance, end of period	2,609,792	2,641,380	2,667,088	2,729,891	2,787,002
Other interest sensitive reserves	760,317	796,255	818,360	786,838	763,362
Total interest sensitive product reserves	$3,370,109	$3,437,635	$3,485,448	$3,516,729	$3,550,364

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$15,549	$15,905	$16,017	$16,998	$16,628
Traditional life insurance premiums	45,344	47,148	48,891	46,719	48,198
Net investment income	37,212	39,044	37,637	37,743	38,306
Other income	(85)	(87)	(89)	(29)	(63)
Total operating revenues	98,020	102,010	102,456	101,431	103,069

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	8,038	8,185	8,065	8,692	8,309
Death benefits and other	9,183	12,515	10,119	10,856	10,576
Total interest sensitive product benefits	17,221	20,700	18,184	19,548	18,885
Traditional life insurance benefits:
Death benefits	16,853	24,375	21,054	21,768	20,489
Surrender and other benefits	7,343	7,282	7,044	7,242	7,018
Increase in traditional life future policy benefits	16,817	14,052	16,555	12,594	16,671
Total traditional life insurance benefits	41,013	45,709	44,653	41,604	44,178
Policyholder dividends	2,926	2,961	2,956	2,885	3,026
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	3,676	4,627	4,123	4,065	4,339
Amortization of deferred acquisition costs	4,708	3,966	4,049	147	6,202
Amortization of value of insurance in force acquired	381	379	344	379	379
Other underwriting expenses	13,170	13,883	14,503	14,448	14,698
Total underwriting, acquisition and insurance expenses	21,935	22,855	23,019	19,039	25,618
Total benefits and expenses	83,095	92,225	88,812	83,076	91,707
Pre-tax operating income	$14,925	$9,785	$13,644	$18,355	$11,362

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,620,522	$2,659,002	$2,680,504	$2,727,032	$2,756,265
Deferred acquisition costs	232,020	235,395	238,647	245,016	248,333
Value of insurance in force acquired	20,392	20,013	19,669	19,291	18,912

Liabilities and equity:
Liabilities: (1)
Interest sensitive reserves	$824,964	$834,736	$844,306	$850,808	$859,582
Other insurance reserves	1,750,822	1,778,288	1,788,634	1,797,249	1,818,245
Allocated equity, excluding AOCI	307,062	321,009	325,051	327,310	332,956

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment (Continued)

	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	362,519	364,134	364,835	364,194	365,029
Number of direct policies - universal life	62,020	62,147	62,082	62,045	62,661
Direct face amounts - traditional life	$45,294,950	$46,059,311	$46,641,997	$46,960,976	$47,490,316
Direct face amounts - universal life	$6,435,869	$6,474,505	$6,535,614	$6,515,708	$6,616,049

Portfolio yield net of assumed defaults	5.35%	5.27%	5.25%	5.22%	5.21%
Credited rate	3.86	3.81	3.82	3.81	3.81
Spread on universal life at end of quarter (2)	1.49%	1.46%	1.43%	1.41%	1.40%

Interest sensitive reserve activity: (1)
Balance, beginning of period	$813,652	$824,964	$834,736	$844,306	$850,808
Deposits	23,550	24,959	24,413	22,828	22,955
Withdrawals and surrenders	(5,001)	(6,131)	(6,170)	(7,868)	(5,136)
Net flows	18,549	18,828	18,243	14,960	17,819

Policyholder interest	7,392	7,477	7,365	7,794	7,605
Policy charges	(16,081)	(16,553)	(16,544)	(16,647)	(16,840)
Benefits and other	1,452	20	506	395	190
Balance, end of period	$824,964	$834,736	$844,306	$850,808	$859,582

(1)	Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.

(2)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Corporate and Other

	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Pre-tax Operating Income (Loss)		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,602	$11,603	$11,598	$12,321	$10,997
Net investment income	8,335	7,745	7,772	7,637	8,060
Other income	4,039	4,357	4,373	3,572	3,597
Total operating revenues	23,976	23,705	23,743	23,530	22,654

Benefits and expenses:
Interest sensitive product benefits	9,001	7,672	7,227	9,478	7,969
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	651	964	790	737	741
Amortization of deferred acquisition costs	2,447	1,763	1,809	7,880	(136)
Other underwriting expenses	1,382	1,908	1,474	1,703	1,499
Total underwriting, acquisition and insurance expenses	4,480	4,635	4,073	10,320	2,104
Interest expense	1,212	1,212	1,212	1,213	1,213
Other expenses	4,446	4,530	4,618	4,277	4,082
Total benefits and expenses	19,139	18,049	17,130	25,288	15,368
	4,837	5,656	6,613	(1,758)	7,286
Net loss attributable to noncontrolling interest	5	21	9	19	5
Equity loss, before tax	(325)	(2,181)	(1,671)	(1,035)	(1,296)
Pre-tax operating income (loss)	$4,517	$3,496	$4,951	$(2,774)	$5,995

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$614,669	$584,707	$590,971	$581,838	$627,598
Deferred acquisition costs	85,506	83,937	82,450	74,943	75,366
Separate account assets	683,033	688,194	676,045	617,172	625,257

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$337,725	$336,598	$341,076	$345,069	$346,177
Other insurance reserves	95,062	98,643	94,455	97,130	94,411
Separate account liabilities	683,033	688,194	676,045	617,172	625,257
Allocated equity, excluding AOCI	407,438	382,181	397,652	406,733	421,252

Rollforward of separate account balances:
Beginning separate account balance	$686,218	$683,033	$688,194	$676,045	$617,172
Net premiums	3,061	8,609	7,218	3,455	5,808
Net investment income	12,069	16,201	(1,088)	(45,356)	19,291
Charges, benefits and surrenders	(18,315)	(19,649)	(18,279)	(16,972)	(17,014)
Ending separate account balance	$683,033	$688,194	$676,045	$617,172	$625,257

Other data:
Number of direct contracts - variable annuity	12,128	11,936	11,771	11,455	11,292
Number of direct policies - variable universal life	42,651	42,139	41,653	41,148	40,693
Direct face amounts - variable universal life	$5,289,986	$5,219,147	$5,166,219	$5,089,925	$5,030,731

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
		(Dollars in thousands)
Annuity
Balance - beginning of period	$82,882	$82,778	$83,295	$83,156	$85,271
Capitalization:
Commissions	2,112	2,779	2,660	3,132	2,917
Expenses	281	196	239	248	327
Deferral of sales inducements	71	85	42	132	257
Total capitalization	2,464	3,060	2,941	3,512	3,501
Amortization - operating basis, before impact of unlocking	(2,598)	(2,741)	(2,761)	(2,909)	(2,722)
Amortization - unlocking, operating basis	—	—	—	1,419	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	30	198	(319)	93	(231)
Balance - end of period	$82,778	$83,295	$83,156	$85,271	$85,819

Life Insurance
Balance - beginning of period	$227,849	$232,020	$235,395	$238,647	$245,016
Capitalization:
Commissions	5,472	5,009	4,923	4,392	6,786
Expenses	3,134	2,131	2,275	2,077	2,340
Deferral of sales inducements	419	336	263	125	585
Total capitalization	9,025	7,476	7,461	6,594	9,711
Amortization - operating basis, before impact of unlocking	(4,255)	(4,101)	(4,180)	(4,637)	(4,566)
Amortization - unlocking, operating basis	(600)	—	—	4,400	(1,833)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	1	—	(29)	12	5
Balance - end of period	$232,020	$235,395	$238,647	$245,016	$248,333

Corporate and Other
Balance - beginning of period	$87,725	$85,506	$83,937	$82,450	$74,943
Capitalization:
Commissions	187	239	242	139	156
Deferral of sales inducements	12	20	7	1	19
Total capitalization	199	259	249	140	175
Amortization - operating basis, before impact of unlocking	(1,571)	(1,798)	(1,833)	(3,513)	(1,051)
Amortization - unlocking, operating basis	(892)	—	—	(4,375)	1,220
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	45	(30)	97	241	79
Balance - end of period	$85,506	$83,937	$82,450	$74,943	$75,366

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
		(Dollars in thousands)
Total
Balance - beginning of period	$398,456	$400,304	$402,627	$404,253	$405,230
Capitalization:
Commissions	7,771	8,027	7,825	7,663	9,859
Expenses	3,415	2,327	2,514	2,325	2,667
Deferral of sales inducements	502	441	312	258	861
Total capitalization	11,688	10,795	10,651	10,246	13,387
Amortization - operating basis, before impact of unlocking	(8,424)	(8,640)	(8,774)	(11,059)	(8,339)
Amortization - unlocking, operating basis	(1,492)	—	—	1,444	(613)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	76	168	(251)	346	(147)
Balance - end of period	400,304	402,627	404,253	405,230	409,518
Impact of realized/unrealized gains/losses in AOCI	(179,544)	(197,928)	(111,878)	(112,780)	(73,735)
Deferred acquisition costs	$220,760	$204,699	$292,375	$292,450	$335,783

FBL Financial Group, Inc.
Collected Premiums

	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$15,842	$20,180	$21,630	$55,743	$39,462
Renewal	19,677	32,014	26,084	19,868	22,628
Total fixed rate	35,519	52,194	47,714	75,611	62,090
Index annuity	20,867	21,930	20,583	22,351	26,005
Total individual	56,386	74,124	68,297	97,962	88,095
Group	3,063	2,211	1,727	4,009	1,467
Total Annuity	59,449	76,335	70,024	101,971	89,562

Life Insurance
Direct:
Universal life:
First year	6,763	6,645	6,486	6,377	5,498
Renewal	16,212	17,528	17,350	15,632	17,166
Total universal life	22,975	24,173	23,836	22,009	22,664
Participating whole life:
First year	2,905	3,113	3,533	3,726	4,161
Renewal	24,057	24,759	24,783	22,964	24,524
Total participating whole life	26,962	27,872	28,316	26,690	28,685
Term life and other:
First year	2,816	3,166	2,980	2,827	2,737
Renewal	22,139	22,892	22,732	22,607	23,517
Total term life and other	24,955	26,058	25,712	25,434	26,254
Total direct life insurance	74,892	78,103	77,864	74,133	77,603
Reinsurance	(6,875)	(6,888)	(6,777)	(5,974)	(7,061)
Total Life Insurance	68,017	71,215	71,087	68,159	70,542

Corporate and Other
Variable, net of reinsurance	14,456	18,578	16,959	13,838	14,424
Accident and health, net of reinsurance	226	120	34	38	216
Total Corporate and Other	14,682	18,698	16,993	13,876	14,640

Total collected premiums	$142,148	$166,248	$158,104	$184,006	$174,744

FBL Financial Group, Inc.
Other Information

	December 31,	March 31,	June 30,	September 30,	December 31,
	2014	2015	2015	2015	2015
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$—	$—	$—	$—	$15,000
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	97,000	97,000	97,000	97,000	112,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	991,434	958,229	981,260	994,718	1,016,894
Total capitalization, excluding AOCI	1,091,434	1,058,229	1,081,260	1,094,718	1,131,894

Accumulated other comprehensive income	258,410	287,828	172,201	169,560	114,532
Total capitalization, including AOCI	$1,349,844	$1,346,057	$1,253,461	$1,264,278	$1,246,426

Common shares outstanding	24,715,316	24,796,884	24,814,581	24,777,925	24,808,176

Book Value per Share:
Excluding AOCI	$40.11	$38.64	$39.54	$40.15	$40.99
Including AOCI	50.57	50.25	46.48	46.99	45.61

Debt-to-Capital Ratio:
Excluding AOCI	8.9%	9.2%	9.0%	8.9%	9.9%
Including AOCI	7.2	7.2	7.7	7.7	9.0

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.4%	4.6%	4.5%	4.4%	4.9%
Including AOCI	3.6	3.6	3.9	3.8	4.5

Class A Common Ownership:
Iowa Farm Bureau Federation	59.7%	59.6%	59.5%	59.6%	59.5%
Public	40.3	40.4	40.5	40.4	40.5
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	December 31,	March 31,	June 30,	September 30,	December 31,
	2014	2015	2015	2015	2015

Investment by Type:
Fixed maturity securities	67.1%	66.9%	65.8%	66.0%	65.2%
Residential mortgage-backed	6.4	6.2	6.2	6.0	6.0
Commercial mortgage-backed	6.9	6.9	6.9	7.2	7.2
Other asset-backed	6.8	7.1	7.6	7.5	7.6
Mortgage loans	8.2	8.6	9.0	9.0	9.6
Equity securities	1.5	1.6	1.6	1.6	1.6
Other	3.1	2.7	2.9	2.7	2.8

Quality of Fixed Maturity Securities:
AAA, AA, A	63.5%	63.2%	63.3%	64.4%	65.6%
BBB	32.9	32.9	32.6	31.7	30.9
BB	2.5	2.7	2.9	2.8	2.4
<BB	1.1	1.2	1.2	1.1	1.1

Gross Unrealized Gains and Gross Unrealized Losses by Energy Industry Classification

	December 31, 2015
	Total Carrying Value	Carrying Value of Securities with Gross Unrealized Gains	Gross Unrealized Gains	Carrying Value of Securities with Gross Unrealized Losses	Gross Unrealized Losses
	(Dollars in thousands)
Energy securities:
Midstream	$131,364	$48,886	$2,727	$82,478	$(23,557)
Oil Field Services	72,565	23,476	1,691	49,089	(15,687)
Independent Exploration & Production	131,328	52,075	4,107	79,253	(12,346)
Integrated Energy	123,621	76,556	5,807	47,065	(8,639)
Refiners	25,110	13,239	416	11,871	(2,202)
Total	$483,988	$214,232	$14,748	$269,756	$(62,431)

Energy Industry Securities by NAIC Designation and Equivalent Rating

		December 31, 2015
NAIC Designation	Equivalent Rating	Amortized Cost	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses
		(Dollars in thousands)
1	AAA, AA, A	$125,920	$128,540	$7,318	$(4,699)
2	BBB	339,796	305,447	7,386	(41,735)
	Total investment grade	465,716	433,987	14,704	(46,434)
3	BB	58,432	43,331	44	(15,144)
4	B	7,523	6,670	—	(853)
	Total below investment grade	65,955	50,001	44	(15,997)
	Total	$531,671	$483,988	$14,748	$(62,431)
At December 31, 2015 89.7% of our energy holdings were investment grade. Our non-investment grade holdings included midstream issuers with a carrying value of $18.3 million and oil field services with a carrying value of $16.4 million. Non-investment grade oil field services included contract drillers with a carrying value of $5.9 million and an unrealized loss of $5.0 million.

FBL Financial Group, Inc.
Other Information (Continued)

	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Equity Income (Loss), net of related income taxes		(Dollars in thousands)
Equity income (loss):
Low income housing tax credit partnerships	$(1,626)	$(1,845)	$(1,997)	$(1,554)	$(1,626)
Other equity method investments	1,301	(336)	326	519	330
	(325)	(2,181)	(1,671)	(1,035)	(1,296)
Income taxes:
Taxes on equity income (loss)	126	763	585	362	454
Investment tax credits	3,131	3,187	3,488	3,434	3,433
Equity income, net of related income taxes	$2,932	$1,769	$2,402	$2,761	$2,591

	December 31,	March 31,	June 30,	September 30,	December 31,
	2014	2015	2015	2015	2015
Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,141	1,126	1,154	1,176	1,188
6 life partner states and Colorado	654	656	656	662	661
	1,795	1,782	1,810	1,838	1,849